SUPPLEMENT TO THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS'
MAY 30, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" ON PAGES 41 AND 42:
FDC retained none of the distribution fees paid by Class II of each fund for the periods reported.
FDC retained none of the distribution fees paid by Class III of each fund for the periods reported.